Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Opportunistic Trader ETF (WZRD)
a series of Listed Funds Trust

Supplement dated April 24, 2024
to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”)
dated February 7, 2024

After careful consideration, OT Advisors, LLC (the “Adviser”), the investment adviser to the Opportunistic Trader ETF (the “Fund”), and the Board of Trustees (the “Board”) of Listed Funds Trust have jointly determined that the liquidation of the Fund is in its and its shareholders’ best interests. Accordingly, the Board approved the closing and subsequent liquidation of the Fund pursuant to the terms of a Plan of Liquidation. The Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on or about May 9, 2024 (the “Liquidation Date”). Shares of the Fund are listed on NYSE Arca, Inc.

Effective immediately and continuing through the Liquidation Date, the Fund will commence the liquidation of its portfolio assets. During this period, the Fund will increase its cash holdings and deviate from its investment objective, investment strategies, and investment policies as stated in the Fund’s Prospectuses and SAI.

The Fund will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in the shares of the Fund will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, there is no assurance that there will be a market for the Fund’s shares during that time period, and shareholders may only be able to sell their shares to certain broker-dealers. Customary brokerage charges may apply to such transactions.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount will include any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the date of the liquidating distribution is calculated will reflect the costs of liquidating the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call (800) 617-0004 for additional information.

Please retain this supplement with your Summary Prospectus, Prospectus, and
Statement of Additional Information for future reference.